================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 13, 2001
(Date of earliest event reported)                  Commission File No. 333-27341


                           TELEX COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             DELAWARE                              38-1853300
    -------------------------------             -------------------
    (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)             Identification No.)


            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
            --------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051



                         THIS DOCUMENT CONTAINS 5 PAGES.


================================================================================

ITEMS 1-4  NOT APPLICABLE


ITEM 5     OTHER EVENTS

           ON SEPTEMBER 13, 2001, TELEX COMMUNICATIONS, INC. (THE "COMPANY") ANNOUNCED A PROPOSED DEBT RESTRUCTURING PLAN. THE PRESS RELEASE ISSUED BY THE COMPANY DETAILING THE PROPOSAL IS ATTACHED AS EXHIBIT 99.1.


ITEM 6     NOT APPLICABLE


ITEM 7     EXHIBITS

           99.1    PRESS RELEASE ISSUED BY THE COMPANY DATED SEPTEMBER 13, 2001.


ITEMS 8-9  NOT APPLICABLE


SIGNATURE


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                      TELEX COMMUNICATIONS, INC.




Dated:  September 14, 2001            By:  /s/ Ned C. Jackson
                                         --------------------------------------
                                           Ned C. Jackson
                                           President and Chief Executive Officer




Dated:  September 14, 2001            By:  /s/ Richard J. Pearson
                                         ---------------------------------------
                                           Richard J. Pearson
                                           Vice President and Chief Financial
                                           Officer

                           TELEX COMMUNICATIONS, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

   99.1            PRESS RELEASE ISSUED BY THE COMPANY DATED SEPTEMBER 13, 2001.



                                       3